BAT Subsidiary, Inc.

Annual Report
December 31, 2001

BAT Subsidiary, Inc.
Portfolio of Investments December 31, 2001

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		LONG-TERM INVESTMENTS—103.1%
		Mortgage Pass-Through
	$4	Federal National Mortgage Association,
		9.50%, 7/01/20 $	4,205

		Agency Multiple Class Mortgage
		Pass-Throughs—2.2%
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	777	Trust 1992-43, Class 43-E,
		4/25/22	810,465
	532	Trust 1992-129, Class 129-J,
		7/25/20	531,139
	1,444	Trust 1993-193, Class 193-E,
		9/25/23	852,528

			2,194,132

		Non-Agency Multiple Class Mortgage
		Pass-Through—0.4%
AAA	415	Citicorp Mortgage Securities, Inc.,
		Trust 1998-3, Class 3-A6,
		5/25/28	423,001

		Inverse Floating Rate
		Mortgages—12.5%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	807	Series 1414, Class 1414-S,
		11/15/07	877,923
	521	Series 1537, Class 1537-SB,
		6/15/08	532,349
	1,671	Series 1601, Class 1601-SD,
		10/15/08	1,717,041
	736	Series 1635, Class 1635-P,
		12/15/08	768,234
	37	Series 1727, Class 1727-LB,
		5/15/24	37,374
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	88	Trust 1992-192, Class 192-SB,
		11/25/07	90,635
	301	Trust 1993-179, Class 179-SP,
		4/25/21	312,859
	1,184	Trust 1993-209, Class 209-SG,
		8/25/08	1,184,988
	1,376	Trust 1993-214, Class 214-S,
		12/25/08	1,418,358
	1,427	Trust 1993-214, Class 214-SL,
		12/25/08	1,346,219
	470	Trust 1993-221, Class 221-SA,
		3/25/08	503,251
	800	Trust 1993-224, Class 224-SE,
		11/25/23	813,565

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

AAA	$2,766	Sears Mortgage Securities Corp.,
		Series 1993-7, Class 7-S3,
		4/25/08	$2,738,755

			12,341,551

		Interest Only Mortgage-Backed
		Securities—10.6%
		Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
	6,770	Series 194, Class 194-IO,
		4/01/28	1,629,642
	7	Series 1543, Class 1543-VU,
		4/15/23	118,394
	1,738	Series 1588, Class 1588-PM,
		9/15/22	127,784
	647	Series 1880, Class 1880-DA,
		3/15/08	37,816
	6,832	Series 1989, Class 1989-SL,
		5/15/08	246,582
	6,832	Series 1989, Class 1989-SM,
		5/15/08	766,431
	3,220	Series 2115, Class 2115-IA,
		11/15/10	222,394
	3,562	Series 2130, Class 2130-PF,
		4/15/11	367,285
	4,503	Series 2301, Class 2301-IL,
		11/15/20	534,731
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates,
	1,194	Trust 1993-188, Class 188-VA,
		3/25/13	100,745
	2,091	Trust 1993-194, Class 194-PV,
		6/25/08	217,280
	946	Trust 1993-223, Class 223-PT,
		10/25/23	104,991
	3,595	Trust 1996-24, Class 24-SG,
		3/25/08	529,198
	2,558	Trust 1997-80, Class 80-PD,
		3/18/21	73,549
	6,755	Trust 1997-84, Class 84-PJ,
		1/25/08	763,629
	1,988	Trust 1998-43, Class 43-YJ,
		7/18/28	64,606
	180	Trust 1998-44, Class 44-JI,
		8/20/17	862
	9,343	Trust 1998-51, Class 51-SP,
		9/25/28	442,322
	9,161	Trust 1998-61, Class 61-S,
		12/25/08	498,149
	13,757	Trust 1999-35, Class 35-LS,
		2/25/22	705,021

See Notes to Financial Statements.

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		Interest Only Mortgage-Backed
		Securities (cont’d)
		Federal National Mortgage Association,
		REMIC Pass-Through Certificates (cont’d)
	$9,051	Trust 1999-52, Class 52-TS,
		5/25/22	$340,832
		Government National Mortgage
		Association,
	1,224	Trust 1998-24, Class 24-IB,
		5/20/23	100,572
	2,974	Trust 1999-17, Class 17-PF,
		10/16/25	347,676
	10,561	Trust 1999-25, Class 25-SL,
		7/20/29	976,889
	656	Trust 2000-7, Class 7-IB,
		6/16/25	120,173
		Residential Funding Mortgage
		Securities, Inc.,
	20,023	Series 1998-S19, Class A-8,
		8/25/28	81,345
	135,000	Series 1999-S14, Class I-A16,
		6/25/29	970,313

		10,489,211

		Principal Only Mortgage-Backed
		Securities—1.6%
AAA	27	Collateralized Mortgage
		Obligation Trust, Trust 29, Class A,
		5/23/17	23,094
	833	Federal Home Loan Mortgage Corp.,
		Multiclass Mortgage
		Participation Certificates,
		Series 2242, Class 2242-BP,
		2/15/29	768,230
	1,406	Federal National Mortgage
		Association, REMIC
		Pass-Through Certificates,
		Trust 1993-225, Class 225-ME,
		11/25/23	803,177

		1,594,501

		Commercial Mortgage-Backed
		Securities—4.6%
BBB	1,000	DLJ Mortgage Acceptance Corp.,
		Series 1997-CF1, Class B-1,
		7.91%, 5/15/30**	980,746
		Merrill Lynch Mortgage
		Investors, Inc.,
AA+	1,000	Series 1995-C1, Class D,
		7.654%, 5/25/15	1,001,250
BBB	500	Series 1996-C1, Class D,
		7.42%, 4/25/28	515,146
AAA	2,000	New York City Mortgage Loan Trust,
		Multifamily, Series 1996, Class A-2,
		6.75%, 6/25/11**	2,025,000

		4,522,142

Principal
Rating*	Amount			Value
(Unaudited)	(000)		Description	(Note 1)

			Asset-Backed Securities—1.0%
AAA	$800		Chase Credit Card Master Trust,
			Series 1997-5, Class A,
			6.19%, 8/15/05	$826,875
NR	401	†	Global Rated Eligible Asset Trust,
			Series 1998-A, Class A-1,
			7.33%, 9/15/07**/***	48,071
NR	858	†	Structured Mortgage Asset
			Residential Trust,
			Series 1997-3,
			8.57%, 4/15/06 @@/***	64,352

				939,298

			U.S. Government &
			Agency Securities—0.7%
	470		Small Business Administration,
			Series 1998-10A, Class 10A-1,
			6.12%, 2/01/08	477,436
	190		United States Treasury Notes,
			4.25%, 5/31/03	194,602

				672,038

			Zero Coupon Bonds—43.0%
	12,407		Aid to Israel,
			2/15/05 - 8/15/05	10,614,056
			Government Trust Certificates,
	5,220		Class 2-F, 5/15/05	4,489,670
	13,760		Class T-1, 5/15/05	11,834,838
	18,000	@	United States Treasury Strip,
			8/15/05	15,463,800

				42,402,364

			Taxable Municipal Bonds—6.7%
AAA	1,000		Alameda County California
			Pension Obligation,
			Zero Coupon, 12/01/05	823,530
AAA	1,000		Alaska Energy Power Auth. Rev.,
			Zero Coupon, 7/01/05	878,640
Aaa	1,266		Kern County California
			Pension Obligation,
			Zero Coupon, 2/15/02 - 8/15/05	1,079,021
			Long Beach California
			Pension Obligation,
AAA	1,272		Zero Coupon, 3/01/02 - 9/01/05	1,081,483
AAA	500		7.09%, 9/01/09	535,890
			Los Angeles County California
			Pension Obligation,
AAA	1,237		Zero Coupon, 6/30/02 - 6/30/05	1,056,712
AAA	1,000		8.62%, Series A, 6/30/06	1,130,720

				6,585,996

			Corporate Bonds—11.0%
			Finance & Banking—4.2%
A3	1,000	@	American Savings Bank,
			6.625%, 2/15/06**	1,069,375
AA+	1,900		PaineWebber Group, Inc.,
			7.875%, 2/15/03	2,000,396

See Notes to Financial Statements.

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		Corporate Bonds (cont’d)
AA-	$1,000	Salomon Smith Barney Holding, Inc.,
		6.75%, 1/15/06	$1,060,530

			4,130,301

		Insurance—1.1%
A+	1,278	Equitable Life Assurance Society USA,
		Zero Coupon,
		6/01/02 - 12/01/05**	1,056,748

		Transportation—1.5%
Baa2	1,772	Union Pacific Corp.,
		Zero Coupon,
		5/01/02 - 5/01/05**	1,494,775

		Telecommunications—2.1%
A	1,000	Alltel Corp.,
		7.50%, 3/01/06	1,049,630
BBB+	1,000	TCI Communications, Inc.,
		8.25%, 1/15/03	1,046,290

			2,095,920

		Yankee—2.1%
BBB	1,000	Empresa Electric Guacolda SA,
		7.95%, 4/30/03**	1,050,320
A-	1,000	Israel Electric Corp., Ltd.,
		7.25%, 12/15/06**	1,042,510

			2,092,830

		Total corporate bonds	10,870,574

		Stripped Money Market
		Instrument—8.8%
	10,000	Vanguard Prime Money
		Market Portfolio,
		12/31/04	8,703,000

		Total long-term investments
		(cost $90,509,106)	101,742,013

	Principal
Rating*	Amount		Value
(Unaudited)	(000)	Description	(Note 1)

		SHORT-TERM INVESTMENT—2.7%
		Discount Note
	$2,700	Federal Home Loan Bank,
		1.47%, 1/02/02
		(amortized cost $2,699,890)	$2,699,890

		Total investments—105.8%
		(cost $93,208,996)	104,441,903

		Liabilities in excess of
		other assets—(5.8)%	(5,756,373)

		Net Assets—100%	$98,685,530

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
**	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
***	Illiquid securities representing 0.11% of net assets.
@	Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.
@@	Security is restricted as to public resale. The security was acquired in 1997 and has a current cost of $75,655.
†	Security is fair valued. (Note 1)

KEY TO ABBREVIATION:
 REMIC—Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

BAT Subsidiary, Inc.
Statement of Assets and Liabilities
For the Year Ended December 31, 2001

Assets
Investments, at value (cost $93,208,996)
(Note 1)	$104,441,903
Cash	131,121
Interest receivable	802,360

105,375,384

Liabilities
Reverse repurchase agreements (Note 4)	6,008,750
Due to parent (Note 2)	673,198
Interest payable	5,470
Due to broker-variation margin (Notes 1 & 3)	2,436

6,689,854

Net Assets	$98,685,530

Net assets were comprised of:
Common stock, at par (Note 5)	$95,107
Paid-in capital in excess of par	81,640,325

81,735,432
Undistributed net investment income	7,336,689
Accumulated net realized loss	(1,237,338)
Net unrealized appreciation	10,850,747

Net assets, December 31, 2001	$98,685,530

Net asset value per share:
($98,685,530 ÷ 9,510,667 shares of
common stock issued and outstanding)	$ 10.38

BAT Subsidiary, Inc.
Statement of Operations
For the Year Ended December 31, 2001

Net Investment Income
Income
Interest earned (net of interest expense
of $552,468)	$9,416,822

Operating expenses
Investment advisory	503,700
Administration	80,533
Custodian	68,000
Independent accountants	42,000
Legal	31,000
Miscellaneous	51,721

Total operating expenses	776,954

Net investment income before excise tax	8,639,868
Excise tax	274,372

Net investment income	8,365,496

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
Investments	180,848
Foreign currency	(12,589)
Swaps	(65,520)
Futures	(985,308)

(882,569)

Net change in unrealized appreciation
(depreciation) on:
Investments	3,104,077
Swaps	(11,601)
Futures	(95,917)

2,996,559

Net gain on investments	2,113,990

Net Increase In Net Assets
Resulting from Operations	$10,479,486

See Notes to Financial Statements.

BAT Subsidiary, Inc.
Statement of Cash Flows
For the Year Ended December 31, 2001

Reconciliation of Net Increase in Net Assets Resulting From Operations to Net Cash Flows Provided by Operating Activities

Net increase in net assets resulting
from operations	$10,479,486

Decrease in investments	9,601,857
Decrease in receivable for investments sold	33,850
Decrease in due to parent	(1,003,364)
Decrease in due to broker—variation margin	(14,501)
Decrease in interest payable	(106,859)
Decrease in interest receivable	167,568
Net realized loss	882,569
Increase in unrealized appreciation for
swap contracts	11,601
Increase in unrealized appreciation	(2,996,559)

Total adjustments	6,576,162

Net cash flows provided by operating activities	$17,055,648

Increase (Decrease) in Cash
Net cash flows provided by operating activities	$17,055,648

Cash flows used for financing activities:
Decrease in reverse repurchase agreements	(12,527,250)
Cash dividends paid	(4,463,830)

Net cash flows used for financing activities	(16,991,080)

Net increase in cash	64,568
Cash at beginning of year	66,553

Cash at end of year	$131,121

BAT Subsidiary, Inc.
Statements of Changes
in Net Assets

	Year Ended December 31,
	2001	2000

Increase (Decrease) in
Net Assets
Operations:
Net investment income	$8,365,496	$5,149,647
Net realized loss	(882,569)	(175,710)
Net change in unrealized
appreciation	2,996,559	6,050,108

Net increase in net assets
resulting from operations	10,479,486	11,024,045
Dividends from net
investment income	(4,463,830)	(5,600,765)

Total increase	6,015,656	5,423,280
Net Assets
Beginning of year	92,669,874	87,246,594

End of year (including
undistributed net investment
income of $7,336,689 and
$3,160,651, respectively)	$98,685,530	$92,669,874

See Notes to Financial Statements.

BAT Subsidiary, Inc.
Financial Highlights

				For the Period
				October 31, 1998*
	Year Ended December 31,			To December 31,

	2001	2000	1999	1998

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$9.74	$9.17	$9.69	$8.65

Net investment income (net of interest expense of $0.06,
$0.11, $0.09 and $0.05, respectively)	88.54		.51	.06
Net realized and unrealized gain (loss) on investments	23.62		(.65)	.98

Net increase (decrease) from investment operations	1.11	1.16	(.14)	1.04

Dividends and distributions:
Dividends from net investment income	(.47)	(.59)	(.21)	—
Distributions from net capital gains	—	—	(.17)	—

Total dividends and distributions	(.47)	(.59)	(.38)	—

Net asset value, end of period	$10.38	$9.74	$9.17	$9.69

TOTAL INVESTMENT RETURN†	11.50%	12.66%	(1.44)%		12.02%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses	78%	.75%	.81%	.89	%††
Operating expenses and interest expense	1.34%	1.93%	1.73%	1.75	%††
Operating expenses, interest expense and excise tax	1.61%	2.06%	1.89%	1.75	%††
Net investment income	8.45%	5.72%	5.28%	3.50	%††
SUPPLEMENTAL DATA:
Average net assets (000)	$99,342	$90,035	$91,165	$90,986
Portfolio turnover	23%	27%	11%		3%
Net assets, end of period (000)	$98,686	$92,670	$87,247	$92,133
Reverse repurchase agreements outstanding,
end of period (000)	$6,009	$18,536	$16,684	$17,190
Asset coverage†††	$17,424	$5,999	$6,229	$6,369
*	Commencement of investment operations.
†	This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the net asset value on the last day of each period reported. Total investment return for period of less than one full year is not annualized. Past performance is not a guarantee of future results.

††	Annualized.
†††	Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

BAT Subsidiary, Inc.
Notes to Financial Statements

Note 1. Organization & Accounting Policies

BAT Subsidiary, Inc. (the “Trust”) was incorporated under the laws of the state of Maryland on August 10, 1998, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of The BlackRock Advantage Term Trust Inc., (“BAT”) and as such, is a wholly-owned subsidiary of BAT. The Trust’s investment objective is to manage a portfolio of investment grade fixed income securities. No assurance can be given that the Trust’s investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust’s Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Directors. At December 31, 2001 the Trust held two positions that were valued at fair value which is significantly lower than their purchase cost.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Foreign Currency Translation: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	Market value of investment securities, other assets and liabilities—at the closing daily rates of exchange.
(ii)	Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

 Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of the fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.
     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or pur-

chased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Interest Rate Swaps: The Trust may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time or the notional amounts may differ.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any coun-terparty.

Swap Options: Swap options are similar to options on securities except that instead of purchasing the right to buy a security, the purchaser of the swap option has the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, bears the market risk of an unfavorable change in the value of the swap contract underlying the written option. Interest rate swap options may be used as part of an income producing strategy reflecting the view of the Trust’s management on the direction of interest rates.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively “hedge” more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

     The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio’s duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

     The Trust did not engage in securities lending during the year ended December 31, 2001.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains or losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any coun-terparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

Federal Income Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholder. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $274,372 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc., (the “Advisor”), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC (“PI”), (formerly known as Prudential Investments Fund Management LLC), an indirect wholly-owned subsidiary of Prudential Financial, Inc.

     The Trust reimburses BAT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BAT.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short-term investments and dollar rolls, for the year ended December 31, 2001 aggregated $34,670,963 and $24,837,215, respectively.

     The Trust may invest up to 85% of its net assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law (“restricted securities”). At December 31, 2001, the Trust held 9% of its net assets in restricted securities.

     The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

     The federal income tax basis of the Trust’s investments at December 31, 2001, was substantially the same as the basis for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $11,175,544 (gross unrealized appreciation—$11,999,014, gross unrealized depreciation—$823,470).

     For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 2001 of approximately $293,500 of which approximately $175,000 will expire in 2008 and approximately $118,500 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders unit net gains have realized in excess of such amount.

     Details of open financial future contracts at December 31, 2001 are as follows:

			Value at	Value at
Number of		Expiration	Trade	December 31,	Unrealized
Contracts	Type	Date	Date	2001	Depreciation

Short position:
100	Eurodollar	March 2002	$9,420,340	$9,802,500	$382,160

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2001 was approximately $11,442,664 at a weighted average interest rate of approximately 4.70%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $20,590,000 as of February 28, 2001 which was 17.5% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     The Trust did not enter into dollar rolls during the year ended December 31, 2001.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. BAT owned all of the 9,510,667 shares outstanding at December 31, 2001.

BAT SUBSIDIARY, INC.
REPORT OF INDEPENDENT AUDITORS

The Shareholder and Board of Directors of
BAT Subsidiary, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BAT Subsidiary, Inc. (the “Trust”), a wholly-owned subsidiary of the BlackRock Advantage Term Trust, Inc., as of December 31, 2001, and the related statements of operations, and of cash flows for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 31, 1998 (commencement of investment operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BAT Subsidiary, Inc. as of December 31, 2001, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
February 8, 2002

[This page intentionally left blank.]

THE BLACKROCK BAT SUBSIDIARY INC.

DIRECTOR INFORMATION

Independent Directors

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh		Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546		P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546		New York, NY 10163-4546	New York, NY 10163-4546
	Age: 75	Age: 55		Age: 64	Age: 53

Current positions held
with the Funds	Lead Director	Director		Director	Director

Term of office and length	3 years2 / since	3 years2 / since		3 years2 / since	3 years2 / since
of time served	inception[3]	inception[3]		inception[3]	inception[3]

Principal occupations	President of Brimmer &	President and Chief Executive Officer		Consultant/Investor. Former	Consultant. Editor of
during the past five years	Company, Inc., a Washington,	of The Conference Board, Inc., a		President and Chief Executive	THE JOURNAL OF
	D.C.-based economic and	leading global business membership		Officer of Empire Federal	PORTFOLIO MANAGE-
	financial consulting firm.	organization, from 1995-present.		Savings Bank of America and	MENT and Adjunct
		Former Executive Dean of the John		Banc PLUS Savings Associa-	Professor of Finance
		F. Kennedy School of Government		tion, former Chairman of the	at the School of
		at Harvard University from 1988-1995.		Board, President and Chief	Management at Yale
		Acting Director, Harvard Center for		Executive Officer of Northeast	University. Author and
		Business and Government (1991-1993).		Savings.	editor of several books
		Formerly Partner (principal) of			on fixed income portfolio
		McKinsey & Company, Inc. (1980-			management. Visiting
		1988). Former Executive Director of			Professor of Finance and
		Federal Cash Management, White			Accounting at the Sloan
		House Office of Management and			School of Management,
		Budget (1977-1979). Co-author, THE			Massachusetts Institute
		WINNING PERFORMANCE (best			of Technology from
		selling management book published in			1986 to August 1992.
13 national editions).

Number of portfolios over-
seen within the fund complex	29[4]	29	[4]	29[4]	29[4]

Other Directorships held	Director of CarrAmerica Realty	Trustee Emeritus, Wesleyan University,		Former Director of ISFA (the	Director, Guardian
outside of the fund complex	Corporation and Borg-Warner Auto-	Trustee: Drucker Foundation, Airplanes		owner of INVEST, a national	Mutual Funds Group.
	motive. Formerly member of the	Group, Aircraft Finance Trust (AFT) and		securities brokerage service
	Board of Governors of the Federal	Educational Testing Service (ETS).		designed for banks and thrift
	Reserve System. Formerly Director of	Director, Arch Chemicals, Fremont Group		institutions).
	AirBorne Express, BankAmerica	and The Guardian Life Insurance Com-
	Corporation (Bank of America),	pany of America.
Bell South Corporation, College Re-
tirement Equities Fund (Trustee),
Commodity Exchange, Inc. (Public
Governor), Connecticut Mutual Life
Insurance Company, E.I. Dupont de
Nemours & Company, Equitable Life
Assurance Society of the United
States, Gannett Company, Mercedes-
Benz of North America, MNC Financial
Corporation (American Security Bank),
NMC Capital Management, Navistar
International Corporation, PHH Corp.
and UAL Corporation (United Airlines).

For “Interested Director”
Relationships, events or
transactions by reason of
which the director is an
interested person as defined in
Section 2(a)(19)(1940 Act)

1 Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.

2 The Board of Directors is classified into three classes of which one class is elected annually. Each Director serves a three year term concurrent with the class from which he is elected.

3 Commencement of investment operations 10/31/1998.

4 The fund complex currently consists of 29 separate closed-end funds, each with one investment portfolio.

THE BLACKROCK BAT SUBSIDIARY INC.

DIRECTOR INFORMATION

Independent Directors (continued)			Interested Directors[1]

James Clayburn La Force, Jr.	Walter F. Mondale		Laurence D. Fink[1]	Ralph L. Schlosstein[1]
P.O. Box 4546	P.O. Box 4546		345 Park Avenue	345 Park Avenue
New York, NY 10163-4546	New York, NY 10163-4546		New York, NY 10154	New York, NY 10154
Age: 73	Age: 74		Age: 49	Age: 51

Director	Director		Chairman of the Board	President and Director

3 years2 / since	3 years2 / since inception[3]		3 years2 / since inception[3]	3 years2 / since inception[3]
inception[3]

Dean Emeritus of The John E.	Partner, Dorsey & Whitney,		Chairman and Chief Executive Officer of	Director since 1999 and President of
Anderson Graduate School of	a law firm (December		BlackRock, Inc. since its formation in 1998	BlackRock, Inc. since its formation in 1998
Management, University of	1996-present, September		and of BlackRock, Inc.’s predecessor	and of BlackRock, Inc.’s predecessor
Cafornia since July 1, 1993.	1987-August 1993).		entities since 1988. Chairman of the	entities since 1988. Member of the
Acting Dean of The School of	Formerly U.S. Ambassador		Management Committee. Formerly,	Management Committee and Investment
Business, Hong Kong University	to Japan (1993-1996).		Managing Director of the First Boston	Strategy Group of BlackRock, Inc.
of Science and Technology	Formerly Vice President of		Corporation, Member of its Management	Formerly, Managing Director of Lehman
1990-1993. From 1978 to Sep-	the United States, U.S.		Committee, Co-head of its Taxable Fixed	Brothers, Inc. and Co-head of its Mortgage
tember 1993, Dean of The John	Senator and Attorney		Income Division and Head of its Mortgage	and Savings Institutions Group. Currently,
E. Anderson Graduate School	General of the State of		and Real Estate Products Group. Currently,	President and Director of each of the
of Management, University of	Minnesota. 1984		Chairman of the Board of each of the	closed-end Trusts in which BlackRock
California.	Democratic Nominee for		closed-end Trusts in which BlackRock	Advisors, Inc. acts as investment advisor.
	President of the United		Advisors, Inc. acts as investment advisor.
States.

29[4]	29	[4]	29[4]	29[4]

Director, Jacobs Engineering	Director, Northwest Airlines		President, Treasurer and a Trustee of the	Chairman and President of the BlackRock
Group, Inc., Payden & Rygel	Corp., UnitedHealth Group.		BlackRock Funds, Chairman of the Board and	Provident Institutional Funds and Director
Investment Trust, Provident			Director of Anthracite Capital, Inc., a Director	of several of BlackRock’s alternative
Investment Counsel Funds,			of BlackRock’s offshore funds and several of	investment vehicles. Currently, a Member
Timken Company, and Trust for			BlackRock’s alternative investment vehicles	of the Visiting Board of Overseers of the
Investment Managers.			and Chairman of the Board of Nomura	John F. Kennedy School of Government at
			BlackRock Asset Management Co., Ltd.	Harvard University, the Financial Institutions
			Currently, Co-Chairman of the Board of	Center Board of the Wharton School of the
			Trustees of Mount Sinai-New York University	University of Pennsylvania, a Trustee of Trinity
			Medical Center and Health System and a	School in New York City and a Trustee of New
			Member of the Board of Phoenix House.	Visions for Public Education in New York City
Formerly, a Director of Pulte Corporation and
a Member of Fannie Mae’s Advisory Council.

			Chairman and Chief Executive Officer of	Director and President of the Advisor.
the Advisor.

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
Officers
Ralph L. Schlosstein, President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary
Investment Advisor
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM
Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM
Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Legal Counsel — Independent Directors
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022
This report is for shareholder information. This is not a
prospectus intended for use in the purchase or sale of any
securities.
Statements and other information contained in this
report are as dated and are subject to change.
BAT Subsidiary, Inc.
c/o Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 227-7BFM

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